UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009

PRIME GROUP REALTY TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash Avenue, Suite 2800, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 20, 2009, the Audit Committee of the Board of Trustees of Prime Group Realty Trust (the “Company”) entered into an engagement letter with Ernst & Young LLP (“E&Y”) naming E&Y as the Company’s independent accountants for the fiscal year ended December 31, 2009. In connection with such action, the Audit Committee dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent accountants.

Grant Thornton’s reports on the Company’s consolidated financial statements for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and December 31, 2007 and through the date hereof, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter in connection with its reports on the Company’s consolidated financial statements for such periods. In connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2008, and as previously disclosed by the Company, Grant Thornton issued a letter stating that there were material weaknesses in the Company’s internal controls over financial reporting, as described in the Company’s Form 10-K for calendar year 2008, as filed with the Securities and Exchange Commission on March 31, 2009. The Company has taken actions to remedy the material weaknesses as described in the forgoing Form 10-K. There were no additional reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of this Form 8-K. A letter from Grant Thornton addressed to the Securities and Exchange Commission in response to the disclosures set forth herein is included as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2008 and December 31, 2007 and through July 20, 2009, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No. 16.1	Description Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated July 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: July 20, 2009

By: /s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer